May 25, 2016 Exhibit 99.1

Forward-Looking Statements This communication may contain statements, estimates or projections that constitute “forward-looking statements” as defined under U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “plan,” “seek,” “may,” “could,” “would,” “should,” “might,” “will,” “forecast,” “outlook,” “guidance,” “possible,” “potential,” “predict” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from The Coca-Cola Company’s (“KO”), Coca-Cola Enterprises, Inc.’s (“CCE”) or Coca-Cola European Partners Limited’s (“CCEP”) historical experience and their respective present expectations or projections, including expectations or projections with respect to the transaction. These risks include, but are not limited to, obesity concerns; water scarcity and poor quality; evolving consumer preferences; increased competition and capabilities in the marketplace; product safety and quality concerns; perceived negative health consequences of certain ingredients, such as non-nutritive sweeteners and biotechnology-derived substances, and of other substances present in their beverage products or packaging materials; increased demand for food products and decreased agricultural productivity; changes in the retail landscape or the loss of key retail or foodservice customers; an inability to expand operations in emerging or developing markets; fluctuations in foreign currency exchange rates; interest rate increases; an inability to maintain good relationships with their partners; a deterioration in their partners’ financial condition; increases in income tax rates, changes in income tax laws or unfavorable resolution of tax matters; increased or new indirect taxes in the United States or in other tax jurisdictions; increased cost, disruption of supply or shortage of energy or fuels; increased cost, disruption of supply or shortage of ingredients, other raw materials or packaging materials; changes in laws and regulations relating to beverage containers and packaging; significant additional labeling or warning requirements or limitations on the availability of their respective products; an inability to protect their respective information systems against service interruption, misappropriation of data or breaches of security; unfavorable general economic or political conditions in the United States, Europe or elsewhere; litigation or legal proceedings; adverse weather conditions; climate change; damage to their respective brand images and corporate reputation from negative publicity, even if unwarranted, related to product safety or quality, human and workplace rights, obesity or other issues; changes in, or failure to comply with, the laws and regulations applicable to their respective products or business operations; changes in accounting standards; an inability to achieve their respective overall long-term growth objectives; deterioration of global credit market conditions; default by or failure of one or more of their respective counterparty financial institutions; an inability to timely implement their previously announced actions to reinvigorate growth, or to realize the economic benefits they anticipate from these actions; failure to realize a significant portion of the anticipated benefits of their respective strategic relationships, including (without limitation) KO’s relationship with Keurig Green Mountain, Inc. and Monster Beverage Corporation; an inability to renew collective bargaining agreements on satisfactory terms, or they or their respective partners experience strikes, work stoppages or labor unrest; future impairment charges; multi-employer plan withdrawal liabilities in the future; an inability to successfully manage the possible negative consequences of their respective productivity initiatives; global or regional catastrophic events; risks and uncertainties relating to the transaction, including the risk that the businesses will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected, which could result in additional demands on KO’s or CCEP’s resources, systems, procedures and controls, disruption of its ongoing business and diversion of management’s attention from other business concerns, the possibility that certain assumptions with respect to CCEP or the transaction could prove to be inaccurate, the failure to receive, delays in the receipt of, or unacceptable or burdensome conditions imposed in connection with, all required regulatory approvals and the satisfaction of the closing conditions to the transaction, the potential failure to retain key employees of CCE, Coca-Cola Iberian Partners, S.A.U. (“CCIP”) or Coca-Cola Erfrischungsgetränke GmbH (“CCEG”) as a result of the proposed transaction or during integration of the businesses and disruptions resulting from the proposed transaction, making it more difficult to maintain business relationships; and other risks discussed in KO’s and CCE’s filings with the Securities and Exchange Commission (the “SEC”), including their respective Annual Reports on Form 10-K for the year ended December 31, 2015, subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which filings are available from the SEC, and the registration statement on Form F-4, file number 333-208556, that includes a proxy statement of CCE and a prospectus of CCEP, which was filed with the SEC by CCEP. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. None of KO, CCE, CCIP or CCEP undertakes any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. None of KO, CCE, CCIP or CCEP assumes responsibility for the accuracy and completeness of any forward-looking statements. Any or all of the forward-looking statements contained in this filing and in any other of their respective public statements may prove to be incorrect.

No Profit Forecast No Profit Forecast No statement in this announcement is intended to constitute a profit forecast for any period, nor should any statements be interpreted to mean that revenues, EBITDA, earnings per share or any other metric will necessarily be greater or less than those for the relevant preceding financial periods for CCE, CCIP, CCEG or CCEP, as appropriate. No statement in this announcement constitutes an asset valuation. Subject to its legal and regulatory obligations, neither CCEP, nor any of its agents, employees or advisors intends or has any duty or obligation to supplement, amend, update or revise any of the statements contained in this document to reflect any change in expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based. In no circumstances shall the provision of this document imply that no negative change may occur in the business of CCE, CCIP, CCEG or CCEP, as appropriate, after the date of provision of this document, or any date of amendment and/or addition thereto.

EU Prospectus Directive Disclosures/ Non-GAAP Financial Measures This document is not a prospectus for the purposes of the Prospectus Directive. A prospectus prepared pursuant to the Prospectus Directive is intended to be published, which, when published, will be available from CCEP at its registered office. Investors should not subscribe for any securities referred to in this document except on the basis of information contained in the prospectus. The expression “Prospectus Directive” means Directive 2003/71/EC (and amendments thereto, including Directive 2010/73/EU, to the extent implemented in any relevant Member State) and includes any relevant implementing measure in the relevant Member State. Any offer of securities to the public that may be deemed to be made pursuant to this communication in any member states of the European Economic Area (“EEA Member States”) that has implemented the Prospectus Directive is addressed solely to qualified investors (within the meaning of the Prospectus Directive) in that Member State. The information contained in this document is directed solely at persons (1) outside the United Kingdom, (2) within the United Kingdom (i) having professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Market Act (Financial Promotion) Order 2005 (the “Order”) and (ii) to persons of a kind described in Article 49(2) (a) to (d) of the Order and (3) in EEA Member States to persons who are “qualified investors” within the meaning of Article 2(1)(e) of the Prospectus Directive (all such persons together being referred to as “Relevant Persons”). Any investment activity to which this document relates is only available to, and will only be engaged in with, Relevant Persons. This document and its contents are confidential and should not be distributed, published or reproduced (in whole or in part) or disclosed by recipients to any other person. Persons who are not Relevant Persons must not rely on or act upon the information contained in this document. This document is not intended to form the basis of any investment activity or decision and does not constitute, may not be construed as, or form part of, an offer to sell or issue, or a solicitation of an offer or invitation to purchase or subscribe for, any securities or other interests in CCEP or any other investments of any description, a recommendation regarding the issue or the provision of investment advice by any party. No information set out in this document or referred to herein is intended to form the basis of any contract of sale, investment decision or any decision to purchase securities in CCEP. No reliance may be placed for any purposes whatsoever on this document (including, without limitation, any illustrative modeling information contained herein), or its completeness. This document should not form the basis of any investment decision and the contents do not constitute advice relating to legal, taxation or investment matters on which recipients of this document must always consult their own independent professional advisers on the merits and risks involved. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. These non-GAAP measures are provided to allow investors to more clearly evaluate the operating performance and business trends of CCE, CCIP, and CCEG. Management uses this information to review results excluding items that are not necessarily indicative of ongoing results. The adjusting items are based on established defined terms and thresholds and represent all material items management considered for year-over-year comparability. NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION.

Key Merger Highlights

Combines operations of CCE, Iberian, and German bottlers into a new Western European bottler, CCEP

~€11 billion in pro forma 2015 net sales

~€1.8 billion in pro forma 2015 EBITDA[2]

Serving over 300 million consumers

Selling, producing, and delivering ~2.5 billion unit cases in 2015

Listings on the Euronext Amsterdam, NYSE, Euronext London, and Spanish stock exchanges



Iceland¹
Swede
Norway
Netherlands
Great Britain
Germany
Belgium
Luxembourg
France
Portugal
Spain
Monaco
Andorra

The world's largest independent Coca-Cola bottler based on net sales

Coca-Cola EUROPEAN PARTNERS

Source: Form F-4; European Prospectus

[1]Owned by controlling indirect shareowner of CCIP; to be owned by CCEP or a CCEP subsidiary after the transaction

[2]Refer to slide 16 and slide 17

5

The Right Merger, At The Right Time New level of partnership with The Coca-Cola Company (TCCC) and a shared vision to drive growth Shared best practices to drive efficiency and enhance commercial effectiveness Solid platform for value creation Leverage scale and realize synergy benefits to improve operating model A winning combination

Significant Opportunities for Profitable Growth Grow CCEP’s share in ~€50B still segments1 Connect with more customers, more often Drive value growth in ~€45B sparkling segments1 Increase efficiency and effectiveness of ~€6.6B COGS and ~€2.9B SD&A annual spend2 Increase return on annual capex investment Realize synergies of creating CCEP 12015 Euromonitor; rounded 2European Prospectus, pro forma, including items impacting comparability; SD&A includes selling and distribution expenses and general and administrative expenses

Topline Growth Supply Chain Operating Expense Shared vision between TCCC and CCEP to drive growth in Western Europe Enhanced commercial partnerships Scale and speed to win in new segments (e.g. stills) Compelling Integration Benefits Increased efficiency and effectiveness of manufacturing and warehouse operations Procurement savings opportunities Shared core support functions across the new company Reduced management team duplication Adjust required headquarters facilities Expected annual run-rate pre-tax savings in a range of €315-€340m within 3 years of closing Savings exclude net sales growth synergies; rounded

Financial Approach Maintain optimal capital structure Pursue disciplined investment Grow Free Cash Flow Deliver shareowner value A continued focus on driving strong financial returns and shareowner value

Outlook Near To Mid-Term: FMCG operating environment to remain challenging Operating Income growth driven primarily by synergies FY16 Net Sales expected to grow in a modest low single-digit range1 Mid To Long-Term: Invest for profitable topline growth Invest in restructuring to capture synergies Plan to achieve long-term objectives Focused on both near-term and long-term financial objectives 1Comparable and currency neutral

Transaction Update EU Commission clearance received ✓ Closing is expected to occur on or about May 28, 2016 CCE shareowner’s vote to approve the transaction obtained ✓ Approval of EU prospectus received ✓

A Responsible & Sustainable Business Internal reports CCEP is expected to adopt CCE’s commitment to sustainability History of community involvement and investment 2015 Dow Jones Sustainability Index ~90% of our drinks are produced and marketed locally Strong alignment with TCCC

Summary & Key Takeaways Creating the leading independent Coca-Cola bottler and a major European consumer packaged goods company A compelling business combination A unique opportunity for profitable growth Realistic about the consumer environment A commitment to driving shareowner value

May 25, 2016 Appendix – IFRS and U.S. GAAP Condensed Income Statements

CCEP 2015 Select Financial Data

Comparable Financials[1]

In millions	$	€
Net Sales	$ 12,185	€ 10,976
Operating Profit	$ 1,605	€ 1,408
EBITDA[2]	$ 2,046	€ 1,825
Diluted EPS[3]	$ 1.98	€ 1.75
Net Debt to EBITDA[4]		3.5x

Historical Financial Notes[1]

	$	€
Financial Basis	U.S. GAAP $	IFRS €
Depreciation & Amortization	Preliminary valuation of Inventory, PP&E, Intangibles - to be revised; impacts Cost of Sales and SD&A	
Transaction Costs	Eliminates historic transaction costs in pro forma	Includes historic and estimated future transaction costs in pro forma
	Transaction costs have been adjusted out for comparable financials	
Weighted average cost of debt	~2.7% based on new debt pre-financing estimate	~2.4% based on new debt financing estimate
Income Tax Rate	Derived from historical actuals; pro forma adjustments based on a blended statutory rate based on net sales mix	

Coca-Cola EUROPEAN PARTNERS

[1]Refer to slide 16-17 and slide 21-22 for further details
[2]EBITDA is comparable Operating Profit plus comparable depreciation and amortization, and includes pro forma adjustments which impact depreciation and amortization; CCE 2015 10K, CCIP and CCEG per the F-4 filed on March 14, 2016
[3]Based on 489M diluted weighted average shares outstanding
[4]Refer to CCEP EUP Unaudited Pro Formas (Gross debt €6,750M less Cash €361M = Net Debt €6,389M)

15

CCEP – FY15 EUR (€) Presentation Title Unaudited pro forma condensed combined income statement – IFRS See footnotes on slide 17 Pro forma adjustments4 Items impacting comparability FY15 Financials (in millions, except EPS) CCEP historical U.S. GAAP1 IFRS adjustments2 CCEP historical IFRS CCEP historical IFRS3 Change in depreciation from revaluation of PP&E Cost of sales from inventory step-up Additional Combination-related expenses to be incurred Additional interest expense from debt financing Acquisition accounting CCEP pro forma Mark-to-market effects5 Restructuring charges6 Total Combination-related expenses7 Inventory step-up costs8 Gain on property sale9 Net tax items10 Total items impacting comparability CCEP comparable11 Net sales $ 12,185 $ - $ 12,185 € 10,976 € - € - € - € - € - € 10,976 € - € - € - € - € - € - € - € 10,976 Cost of sales 7,397 1 7,398 6,663 (17) 72 - - 55 6,718 (18) - - (72) - - (90) 6,628 Gross profit 4,788 (1) 4,787 4,313 17 (72) - - (55) 4,258 18 - - 72 - - 90 4,348 Selling and distribution expense 2,376 6 2,382 2,145 (17) - - - (17) 2,128 (7) (383) - - 9 - (381) 1,747 General and administrative expense 1,384 15 1,399 1,260 (7) - 119 - 112 1,372 - - (179) - - - (179) 1,193 Operating profit 1,028 (22) 1,006 908 41 (72) (119) - (150) 758 25 383 179 72 (9) - 650 1,408 Finance income (28) (2) (30) (27) - - - - - (27) - - - - - - - (27) Finance costs 148 10 158 142 - - - 46 46 188 - - - - - - - 188 Total finance costs, net 120 8 128 115 - - - 46 46 161 - - - - - - - 161 Other nonoperating expense 10 - 10 10 - - - - - 10 - - - - - - - 10 Profit before income taxes 898 (30) 868 783 41 (72) (119) (46) (196) 587 25 383 179 72 (9) - 650 1,237 Income tax expense (benefit) 230 (2) 228 205 12 (21) (34) (13) (56) 149 8 113 51 20 (3) 43 232 381 Profit for the year $ 668 $ (28) $ 640 € 578 € 29 € (51) € (85) € (33) € (140) € 438 € 17 € 270 € 128 € 52 € (6) € (43) € 418 € 856 Margins: Gross 39.6% Operating 12.8% Diluted weighted average shares outstanding 489 489 Diluted EPS € 0.90 € 1.75 Operating Profit € 758 € 1,408 Depreciation & Amortization 417 417 EBITDA € 1,175 € 1,825

CCEP – FY15 EUR (€) Presentation Title Unaudited pro forma condensed combined income statement – IFRS Source: Unaudited pro forma condensed combined financial information of CCEP for the year ended December 31, 2015 in the European Prospectus published on May 25, 2016 (“CCEP EUP Unaudited Pro Formas”) 1Derived by combining CCE, CCIP, and CCEG historical financial information presented in the unaudited pro forma condensed combined financial information of CCEP for the year ended December 31, 2015 in the CCEP registration statement on Form F-4 filed on April 11, 2016 (“CCEP F-4 Unaudited Pro Formas”). For purposes of financial reporting, the local currency results were translated into USD using currency exchange rates prevailing during the reporting period. A simple 2015 annual average approximates 1.1102 $/€, 1.5291 $/£, 0.1240 $/NOK and 0.1185 $/SEK for CCE, 1.1111 $/€ for CCEG, and 1.1102 $/€ for CCIP as stated in the F-4. 2Refer to Note 5 and Note 7 of the CCEP EUP Unaudited Pro Formas for more information on the IRFS adjustments for CCE and CCEG, respectively. 3Amounts translated to EUR from USD using a simple 2015 annual average of 1.1102 $/€. 4Refer to Note 8 of the CCEP EUP Unaudited Pro Formas for a description of adjustments which are prepared under IFRS 3 “Business Combinations” under IFRS and Annex II of the Prospectus Directive Regulation. 5Amounts represent the net out-of-period mark-to-market impact of non-designated commodity hedges. 6Amounts represent nonrecurring restructuring charges. 7Amounts represent expenses associated with the pending merger with CCE, CCIP, and CCEG as described in Note 8 of the CCEP EUP Unaudited Pro Formas. 8Amounts represent cost of sales impact from preliminary inventory step-up as described in Note 8 of the CCEP EUP Unaudited Pro Formas. 9Amounts represent gains associated with the sale of a distribution facility in Great Britain. 10Amounts represent the deferred tax impact related to income tax rate or law changes in the United Kingdom and Norway. 11CCEP comparable is a non-GAAP measure; these non-GAAP measures are provided to allow investors to more clearly evaluate our operating performance and business trends. Management uses this information to review results excluding items that are not necessarily indicative of ongoing results. The adjusting items are based on established defined terms and thresholds and represent all material items management considered for year-over-year comparability. Items impacting comparability are derived from the Operating and Financial Review (“OFR”) for CCIP and CCEG in the European Prospectus, CCEP EUP Unaudited Pro Formas, and CCE FY15 earnings release issued on February 11, 2016. Note: For purposes of financial reporting, the USD results were translated into EUR using currency exchange rates prevailing during the reporting period. A simple 2015 annual average approximates 1.1102 $/€.

CCE Financial Highlights (€)

IFRS, EUR

FY15 Financials (in millions)	CCE historical U.S. GAAP[1]	IFRS adjustments[2]	CCE historical IFRS	CCE historical IFRS[3]	Pro forma adjustments[4]: Change in depreciation from revaluation of PP&E	Pro forma adjustments[4]: Cost of sales from inventory step-up	Pro forma adjustments[4]: Additional Combination-related expenses to be incurred	Pro forma adjustments[4]: Additional interest expense from debt financing	Acquisition accounting	CCE pro forma	Items impacting comparability[5]: Mark-to-market effects	Items impacting comparability[5]: Restructuring charges	Items impacting comparability[5]: Total Combination-related expenses	Items impacting comparability[5]: Inventory step-up costs	Items impacting comparability[5]: Gain on property sale	Items impacting comparability[5]: Net tax items	Total items impacting comparability	CCE comparable[6]
Net sales	$ 7,011	$ -	$ 7,011	€ 6,315	€ -	€ -	€ -	€ -	€ -	€ 6,315	€ -	€ -	€ -	€ -	€ -	€ -	€ -	€ 6,315
Cost of sales	4,441	6	4,447	4,005	-	-	-	-	-	4,005	(18)	-	-	-	-	-	(18)	3,987
Gross profit	2,570	(6)	2,564	2,310	-	-	-	-	-	2,310	18	-	-	-	-	-	18	2,328
Selling and distribution expense	1,015	5	1,020	919	-	-	-	-	-	919	(7)	(18)	-	-	9	-	(16)	903
General and administrative expense	689	12	701	631	-	-	85	-	85	716	-	-	(126)	-	-	-	(126)	590
Operating profit	$ 866	$ (23)	$ 843	€ 760	€ -	€ -	€ (85)	€ -	€ (85)	€ 675	€ 25	€ 18	€ 126	€ -	€ (9)	€ -	€ 160	€ 835
Margins:																		
Gross																		36.9%
Operating																		13.2%

Source: CCEP EUP Unaudited Pro Formas

[1]CCE historical financial information presented in the CCEP F-4 Unaudited Pro Formas.

[2]Refer to Note 5 of the CCEP EUP Unaudited Pro Formas for more information on the IRFS adjustments.

[3]Amounts translated to EUR from USD using a simple 2015 annual average of 1.1102 $/€.

[4]Refer to Note 8 of the CCEP EUP Unaudited Pro Formas.

[5]Items impacting comparability include the net out-of-period mark-to-market impact of non-designated commodity hedges of (€18M) and (€7M), nonrecurring restructuring charges of (€18M), total Combination-related expenses of (€126), and gains associated with the sale of a distribution facility in Great Britain of €9M. Amounts translated to EUR from USD using a simple 2015 annual average of 1.1102 $/€. Amounts are sourced from CCE FY15 earnings release issued on February 11, 2016.

[6]CCE comparable is a non-GAAP measure; these non-GAAP measures are provided to allow investors to more clearly evaluate our operating performance and business trends. Management uses this information to review results excluding items that are not necessarily indicative of ongoing results. The adjusting items are based on established defined terms and thresholds and represent all material items management considered for year-over-year comparability.

Note: For purposes of financial reporting, the USD results were translated into EUR using currency exchange rates prevailing during the reporting period. A simple 2015 annual average approximates 1.1102 $/€.

Coca-Cola EUROPEAN PARTNERS

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CCIP Financial Highlights (€)

IFRS, EUR

FY15 Financials (in millions)	CCIP historical U.S. GAAP[1]	IFRS adjustments	CCIP historical IFRS	CCIP historical IFRS[2]	Pro forma adjustments[3]: Change in depreciation from revaluation of PP&E	Pro forma adjustments[3]: Cost of sales from inventory step-up	Pro forma adjustments[3]: Additional Combination-related expenses to be incurred	Pro forma adjustments[3]: Additional interest expense from debt financing	Acquisition accounting	CCIP pro forma	Items impacting comparability[4]: Mark-to-market effects	Items impacting comparability[4]: Restructuring charges	Items impacting comparability[4]: Total Combination-related expenses	Items impacting comparability[4]: Inventory step-up costs	Items impacting comparability[4]: Gain on property sale	Items impacting comparability[4]: Net tax items	Total items impacting comparability	CCIP comparable[5]
Net sales	$ 2,753	$ -	$ 2,753	€ 2,480	€ -	€ -	€ -	€ -	€ -	**€ 2,480**	€ -	€ -	€ -	€ -	€ -	€ -	€ -	**€ 2,480**
Cost of sales	1,560	-	1,560	1,405	(9)	51	-	-	42	**1,447**	-	-	-	(51)	-	-	(51)	**1,396**
Gross profit	1,193	-	1,193	1,075	9	(51)	-	-	(42)	**1,033**	-	-	-	51	-	-	51	**1,084**
Selling and distribution expense	762	-	762	686	(9)	-	-	-	(9)	**677**	-	(82)	-	-	-	-	(82)	**595**
General and administrative expense	133	-	133	120	(4)	-	31	-	27	**147**	-	-	(48)	-	-	-	(48)	**99**
Operating profit	$ 298	$ -	$ 298	€ 269	€ 22	€ (51)	€ (31)	€ -	€ (60)	**€ 209**	€ -	€ 82	€ 48	€ 51	€ -	€ -	€ 181	**€ 390**
Margins:																		
Gross																		43.7%
Operating																		15.7%

Source: CCEP EUP Unaudited Pro Formas

[1]CCIP historical financial information presented in the CCEP F-4 Unaudited Pro Formas.

[2]Refer to Note 6 of the CCEP EUP Unaudited Pro Formas.

[3]Refer to Note 8 of the CCEP EUP Unaudited Pro Formas.

[4]Items impacting comparability include restructuring charges of (€82M), total Combination-related expenses of (€48M), and inventory step-up costs of (€51M). Amounts are sourced from CCIP OFR in the European Prospectus and Note 8 of the CCEP EUP Unaudited Pro Formas.

[5]CCIP comparable is a non-GAAP measure; these non-GAAP measures are provided to allow investors to more clearly evaluate our operating performance and business trends. Management uses this information to review results excluding items that are not necessarily indicative of ongoing results. The adjusting items are based on established defined terms and thresholds and represent all material items management considered for year-over-year comparability.

Note: For purposes of financial reporting, the USD results were translated into EUR using currency exchange rates prevailing during the reporting period. A simple 2015 annual average approximates 1.1102 $/€.

Coca-Cola EUROPEAN PARTNERS

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CCEG Financial Highlights (€)

IFRS, EUR

FY15 Financials (in millions)					Pro forma adjustments[4]						Items impacting comparability[5]							
	CCEG historical U.S. GAAP[1]	IFRS adjustments[2]	CCEG historical IFRS	CCEG historical IFRS[3]	Change in depreciation from revaluation of PP&E	Cost of sales from inventory step-up	Additional Combination-related expenses to be incurred	Additional interest expense from debt financing	Acquisition accounting	**CCEG pro forma**	Mark-to-market effects	Restructuring charges	Total Combination-related expenses	Inventory step-up costs	Gain on property sale	Net tax items	Total items impacting comparability	**CCEG comparable[6]**
Net sales	**$ 2,421**	$ -	$ 2,421	€ 2,181	€ -	€ -	€ -	€ -	€ -	**€ 2,181**	€ -	€ -	€ -	€ -	€ -	€ -	€ -	**€ 2,181**
Cost of sales	**1,396**	(5)	1,391	1,253	(8)	21	-	-	13	**1,266**	-	-	-	(21)	-	-	(21)	**1,245**
Gross profit	**1,025**	5	1,030	928	8	(21)	-	-	(13)	**915**	-	-	-	21	-	-	21	**936**
Selling and distribution expense	**599**	1	600	540	(8)	-	-	-	(8)	**532**	-	(283)	-	-	-	-	(283)	**249**
General and administrative expense	**562**	3	565	509	(3)	-	3	-	-	**509**	-	-	(5)	-	-	-	(5)	**504**
Operating profit	**$ (136)**	$ 1	$ (135)	€ (121)	€ 19	€ (21)	€ (3)	€ -	€ (5)	**€ (126)**	€ -	€ 283	€ 5	€ 21	€ -	€ -	€ 309	**€ 183**

Margins:

Gross	42.9%
Operating	8.4%

Source: CCEP EUP Unaudited Pro Formas

[1]CCEG historical financial information presented in the CCEP F-4 Unaudited Pro Formas

[2]Refer to Note 7 of the CCEP EUP Unaudited Pro Formas for more information on the IRFS adjustments.

[3]Amounts translated to EUR from USD using a simple 2015 annual average of 1.1102 $/€.

[4]Refer to Note 8 of the CCEP EUP Unaudited Pro Formas.

[5]Items impacting comparability include restructuring charges of (€283M), total Combination-related expenses of (€5M), and inventory step-up costs of (€21M). Amounts translated to EUR from USD using a simple 2015 annual average of 1.1102 $/€. Amounts are sourced from CCEG OFR in the European Prospectus and Note 8 of the CCEP EUP Unaudited Pro Formas.

[6]CCEG comparable is a non-GAAP measure; these non-GAAP measures are provided to allow investors to more clearly evaluate our operating performance and business trends. Management uses this information to review results excluding items that are not necessarily indicative of ongoing results. The adjusting items are based on established defined terms and thresholds and represent all material items management considered for year-over-year comparability.

Note: For purposes of financial reporting, the USD results were translated into EUR using currency exchange rates prevailing during the reporting period. A simple 2015 annual average approximates 1.1102 $/€.

Coca-Cola EUROPEAN PARTNERS

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CCEP – FY15 USD ($) Presentation Title Unaudited pro forma condensed combined income statement – U.S. GAAP See footnotes on slide 22 Pro forma adjustments2 Items impacting comparability FY15 Financials (in millions, except EPS) CCEP historical U.S. GAAP1 Depreciation from step-up in PP&E Removal of historical Combination-related expenses Additional interest expense from debt financing Total pro forma adjustments CCEP pro forma Mark-to-market effects3 Restructuring charges4 Total Combination-related expenses5 Gain on property sale6 Net tax items7 Total items impacting comparability CCEP comparable8 Net sales $ 12,185 $ - $ - $ - $ - $ 12,185 $ - $ - $ - $ - $ - $ - $ 12,185 Cost of sales 7,397 (27) - - (27) 7,370 (20) - - - - (20) 7,350 Gross profit 4,788 27 - - 27 4,815 20 - - - - 20 4,835 Selling and distribution expense 2,376 (41) - - (41) 2,335 (8) (425) - 10 - (423) 1,912 General and administrative expense 1,384 - (66) - (66) 1,318 - - - - - - 1,318 Operating profit 1,028 68 66 - 134 1,162 28 425 - (10) - 443 1,605 Finance income (28) - - - - (28) - - - - - - (28) Finance costs 148 - - 81 81 229 - - - - - - 229 Total finance costs, net 120 - - 81 81 201 - - - - - - 201 Other nonoperating expense 10 - - - - 10 - - - - - - 10 Profit before income taxes 898 68 66 (81) 53 951 28 425 - (10) - 443 1,394 Income tax expense (benefit) 230 19 19 (23) 15 245 9 125 - (3) 48 179 424 Profit for the year $ 668 $ 49 $ 47 $ (58) $ 38 $ 706 $ 19 $ 300 $ - $ (7) $ (48) $ 264 $ 970 Margins: Gross 39.7% Operating 13.2% Diluted weighted average shares outstanding 489 489 Diluted EPS $ 1.44 $ 1.98 Operating Profit $ 1,162 $ 1,605 Depreciation & Amortization 441 441 EBITDA $ 1,603 $ 2,046

CCEP – FY15 USD ($) Presentation Title Unaudited pro forma condensed combined income statement – U.S. GAAP Source: Unaudited pro forma condensed combined financial information of CCEP for the year ended December 31, 2015 in the CCEP registration statement on Form F-4 filed on April 11, 2016 (“CCEP F-4 Unaudited Pro Formas”) 1Derived by combining CCE, CCIP, and CCEG historical financial information presented in the CCEP F-4 Unaudited Pro Formas. 2Refer to Note 7 to the CCEP F-4 Unaudited Pro Formas for a description of adjustments which are prepared under Accounting Standards Codification 805 “Business Combinations” under U.S. GAAP and Article 11 of Regulation S-X. 3Amounts represent the net out-of-period mark-to-market impact of non-designated commodity hedges. 4Amounts represent nonrecurring restructuring charges. 5Amounts represent expenses associated with the pending merger with CCE, CCIP, and CCEG. 6Amounts represent gains associated with the sale of a distribution facility in Great Britain. 7Amounts represent the deferred tax impact related to income tax rate or law changes in the United Kingdom and Norway. 8CCEP comparable is a non-GAAP measure; these non-GAAP measures are provided to allow investors to more clearly evaluate our operating performance and business trends. Management uses this information to review results excluding items that are not necessarily indicative of ongoing results. The adjusting items are based on established defined terms and thresholds and represent all material items management considered for year-over-year comparability. Items impacting comparability derived from the MD&A for CCIP and from the MD&A for CCEG in the F-4, and CCE FY15 earnings release issued on February 11, 2016. Note: For purposes of financial reporting, the local currency results were translated into USD using currency exchange rates prevailing during the reporting period. A simple 2015 annual average approximates 1.1102 $/€, 1.5291 $/£, 0.1240 $/NOK and 0.1185 $/SEK for CCE, 1.1111 $/€ for CCEG, and 1.1102 $/€ for CCIP as stated in the F-4.

CCE Financial Highlights ($)

U.S. GAAP, USD

FY15 Financials (in millions)	CCE historical U.S. GAAP[1]	Pro forma adjustments[2]: Depreciation from step-up in PP&E	Pro forma adjustments[2]: Removal of historical Combination-related expenses	Pro forma adjustments[2]: Additional interest expense from debt financing	Pro forma adjustments[2]: Total pro forma adjustments	CCE pro forma	Items impacting comparability[3]: Mark-to-market effects	Items impacting comparability[3]: Restructuring charges	Items impacting comparability[3]: Total Combination-related expenses	Items impacting comparability[3]: Gain on property sale	Items impacting comparability[3]: Net tax items	Items impacting comparability[3]: Total items impacting comparability	CCE comparable[4]
Net sales	$ 7,011	$ -	$ -	$ -	$ -	$ 7,011	$ -	$ -	$ -	$ -	$ -	$ -	$ 7,011
Cost of sales	4,441	-	-	-	-	4,441	(20)	-	-	-	-	(20)	4,421
Gross profit	2,570	-	-	-	-	2,570	20	-	-	-	-	20	2,590
Selling and distribution expense	1,015	-	-	-	-	1,015	(8)	(20)	-	10	-	(18)	997
General and administrative expense	689	-	(45)	-	(45)	644	-	-	-	-	-	-	644
Operating profit	$ 866	$ -	$ 45	$ -	$ 45	$ 911	$ 28	$ 20	$ -	$ (10)	$ -	$ 38	$ 949
Margins:													
Gross													36.9%
Operating													13.5%

Source: CCEP F-4 Unaudited Pro Formas

[1] CCE historical financial information presented in the CCEP F-4 Unaudited Pro Formas.

[2] Refer to Note 7 of the CCEP F-4 Unaudited Pro Formas for a description of adjustments.

[3] Items impacting comparability include the net out-of-period mark-to-market impact of non-designated commodity hedges of ($20M) and ($8M), nonrecurring restructuring charges of ($20M), and gains associated with the sale of a distribution facility in Great Britain of $10M. Amounts are sourced from CCE FY15 earnings release issued on February 11, 2016.

[4] CCE comparable is a non-GAAP measure; these non-GAAP measures are provided to allow investors to more clearly evaluate our operating performance and business trends. Management uses this information to review results excluding items that are not necessarily indicative of ongoing results. The adjusting items are based on established defined terms and thresholds and represent all material items management considered for year-over-year comparability.

Note: For purposes of financial reporting, the local currency results were translated into USD using currency exchange rates prevailing during the reporting period. A simple 2015 annual average approximates 1.1102 $/€, 1.5291 $/£, 0.1240 $/NOK and 0.1185 $/SEK.

Coca-Cola EUROPEAN PARTNERS

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CCIP Financial Highlights ($)

U.S. GAAP, USD

FY15 Financials (in millions)	CCIP historical U.S. GAAP[1]	Pro forma adjustments[2]: Depreciation from step-up in PP&E	Pro forma adjustments[2]: Removal of historical Combination-related expenses	Pro forma adjustments[2]: Additional interest expense from debt financing	Pro forma adjustments[2]: Total pro forma adjustments	CCIP pro forma	Items impacting comparability[3]: Mark-to-market effects	Items impacting comparability[3]: Restructuring charges	Items impacting comparability[3]: Total Combination-related expenses	Items impacting comparability[3]: Gain on property sale	Items impacting comparability[3]: Net tax items	Items impacting comparability[3]: Total items impacting comparability	CCIP comparable[4]
Net sales	$ 2,753	$ -	$ -	$ -	$ -	$ 2,753	$ -	$ -	$ -	$ -	$ -	$ -	$ 2,753
Cost of sales	1,560	(13)	-	-	(13)	1,547	-	-	-	-	-	-	1,547
Gross profit	1,193	13	-	-	13	1,206	-	-	-	-	-	-	1,206
Selling and distribution expense	762	(20)	-	-	(20)	742	-	(91)	-	-	-	(91)	651
General and administrative expense	133	-	(19)	-	(19)	114	-	-	-	-	-	-	114
Operating profit	$ 298	$ 33	$ 19	$ -	$ 52	$ 350	$ -	$ 91	$ -	$ -	$ -	$ 91	$ 441
Margins:													
Gross													43.8%
Operating													16.0%

Source: CCEP F-4 Unaudited Pro Formas

[1]CCIP historical financial information presented in the CCEP F-4 Unaudited Pro Formas.

[2]Refer to Note 7 of the CCEP F-4 Unaudited Pro Formas for a description of adjustments.

[3]Items impacting comparability include restructuring charges of (€82M) translated to ($91M). Amount is sourced from CCIP MD&A.

[4]CCIP comparable is a non-GAAP measure; these non-GAAP measures are provided to allow investors to more clearly evaluate our operating performance and business trends. Management uses this information to review results excluding items that are not necessarily indicative of ongoing results. The adjusting items are based on established defined terms and thresholds and represent all material items management considered for year-over-year comparability.

Note: For purposes of financial reporting, the EUR results were translated into USD using currency exchange rates prevailing during the reporting period. A simple 2015 annual average approximates 1.1102 $/€.

Coca-Cola EUROPEAN PARTNERS

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CCEG Financial Highlights ($)

U.S. GAAP, USD

		Pro forma adjustments[2]					Items impacting comparability[3]						
FY15 Financials (in millions)	**CCEG historical U.S. GAAP[1]**	Depreciation from step-up in PP&E	Removal of historical Combination-related expenses	Additional interest expense from debt financing	**Total pro forma adjustments**	**CCEG pro forma**	Mark-to-market effects	Restructuring charges	Total Combination-related expenses	Gain on property sale	Net tax items	Total items impacting comparability	**CCEG comparable[4]**
Net sales	**$ 2,421**	$ -	$ -	$ -	$ -	**$ 2,421**	$ -	$ -	$ -	$ -	$ -	$ -	**$ 2,421**
Cost of sales	**1,396**	(14)	-	-	(14)	**1,382**	-	-	-	-	-	-	**1,382**
Gross profit	**1,025**	14	-	-	14	**1,039**	-	-	-	-	-	-	**1,039**
Selling and distribution expense	**599**	(21)	-	-	(21)	**578**	-	(314)	-	-	-	(314)	**264**
General and administrative expense	**562**	-	(2)	-	(2)	**560**	-	-	-	-	-	-	**560**
Operating profit	**$ (136)**	$ 35	$ 2	$ -	$ 37	**$ (99)**	$ -	$ 314	$ -	$ -	$ -	$ 314	**$ 215**
Margins:													
Gross													42.9%
Operating													8.9%

Source: CCEP F-4 Unaudited Pro Formas

[1]CCEG historical financial information presented in the CCEP F-4 Unaudited Pro Formas.

[2]Refer to Note 7 of the CCEP F-4 Unaudited Pro Formas for a description of adjustments.

[3]Items impacting comparability include ($314M) of restructuring charges. Amount is sourced from CCEG MD&A.

[4]CCEG comparable is a non-GAAP measure; these non-GAAP measures are provided to allow investors to more clearly evaluate our operating performance and business trends. Management uses this information to review results excluding items that are not necessarily indicative of ongoing results. The adjusting items are based on established defined terms and thresholds and represent all material items management considered for year-over-year comparability.

Note: For purposes of financial reporting, the local currency results were translated into USD using currency exchange rates prevailing during the reporting period. A simple 2015 average approximates 1.1111 $/€.

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